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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 1995

                          Electronic Associates, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   New Jersey
              -----------------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-4680                                              21-0606484
- ------------------------                       --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

         185 Monmouth Parkway, West Long Branch, New Jersey 07764-9989
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (908) 229-1100
                        ------------------------------
                        (Registrant's telephone number)

                                     N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.   Other Events

     On May 24, 1995, Electronic Associates, Inc. (the "Company") filed Amendment No. 3 on Form S-3 ("Amendment on Form S-3") to the Form S-1 Registration Statement, as amended (Registration No. 33-81892), on file with the Securities and Exchange Commission ("SEC") to (i) convert the Form S-1 Registration Statement into a Form S-3 Registration Statement and (ii) register thereunder an aggregate of 10,600,523 shares of Common Stock of the Company for public resale by certain selling stockholders. The Form S-1 Registration Statement, as amended by Amendment on Form S-3, is hereinafter referred to as the "Registration Statement".

     The Company is filing this report to include in the Registration
Statement through incorporation by reference to this report (i) the audited financial statements indicated under Item 7(a) below of Tanon Manufacturing, Inc., a contract electronic manufacturing company acquired by the Company on January 4, 1995 (as reported in the Company's Current Report on Form 8-K, dated January 4, 1995, as amended), (ii) the audited financial statements indicated under Item 7(a) below of BarOn Technologies Ltd., a development stage Israeli company engaged in research and development of a computer device that can directly digitize handwriting in a variety of languages from any surface, in which the Company acquired a 25.01% equity interest (as reported in the Company's Current Report on Form 8-K, dated January 16, 1995, as amended), and
(iii) the pro forma financial data regarding the Tanon acquisition and BarOn investment indicated under Item 7(b) below, in satisfaction of the requirements under Item 11(b) of the Form S-3 Registration Statement requirements under the Securities Act of 1933, as amended.

Item 7.   Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.

         The audited balance sheet of Tanon Manufacturing, Inc. as of December 31, 1994 and related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1994 are attached as an exhibit to this report.

         The audited balance sheet of BarOn Technologies Ltd. as of December 31, 1994 and related statements of operations, shareholders' equity and cash flow for the year ended December 31, 1994 are attached as an exhibit to this report.

         (b)  Pro Forma Financial Information.

     The following Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1994, and three months ended March 31, 1994, give effect to the consummation of the business combination with Tanon contemplated by the Agreement and Plan of Reorganization dated December 12, 1994 (the "Tanon Acquisition Agreement") accounted for under the purchase method of accounting and the acquisition of 25.01% of the ordinary shares of BarOn contemplated by the BarOn Stock Purchase Agreements ("BarOn Stock Purchase Agreements") between the Company and various shareholders of BarOn and the BarOn Investment Agreement ("BarOn Investment Agreement") between the Company and BarOn accounted for as a purchase of a minority interest using the equity method of accounting. The Unaudited Pro Forma Combined Condensed Statements of Operations are based on the historical financial statements of the Company, Tanon and BarOn under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Statements of Operations.

     The Unaudited Pro Forma Combined Condensed Statements of Operations assume that the acquisition of Tanon and investment in BarOn were consummated on January 1, 1994, and that

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1,239,130 of the 1,482,744 shares of Common Stock of the Company purchased by certain Class C Warrant holders upon exercise of their Class C Warrants at $4.60 per share in December 1994, were exercised on January 1, 1994.

     The Pro Forma adjustments are based on the Tanon Acquisition
Agreement and the BarOn Stock Purchase Agreements and BarOn Investment Agreement. For purposes of developing the Unaudited Pro Forma Combined Condensed Statements of Operations in accordance with the purchase method of accounting, the book values of Tanon's assets have been adjusted to estimated fair value, identified intangible assets have been established at estimated fair value and the excess purchase price has been assigned to goodwill. The excess of the purchase price over the estimated fair value of the Company's 25.01% equity interest in the net assets of BarOn has been determined to represent in-process research and development with no alternative future use, and, accordingly has been charged to expense on the effective date, January 16, 1995, of the BarOn Stock Purchase Agreements and BarOn Investment Agreement. This charge, which was estimated at $6,012,000, has not been reflected in the accompanying Unaudited Pro Forma Combined Condensed Statements of Operations. While the Company's management does not expect any material adjustments to these assignments, the determination of the final assignment to goodwill with respect to the acquisition of Tanon and in-process research and development with respect to the investment in BarOn are subject to final evaluations and other studies of the fair value of Tanon's and BarOn's assets and liabilities, including intangible assets, which are currently in process.

     In December 1994, in contemplation of the acquistion of Tanon, the Company committed to a plan to close or sell its Southwest operations in Tucson, Arizona and Nogales, Mexico. The Company also decided to substantially consolidate its administrative facilities, which are located in West Long Branch, New Jersey, into Fremont, California. In connection with these decisions the Company recorded a provision for restructuring expense of $2,400,000 in the fourth quarter of 1994. This charge is not reflected in the accompanying Unaudited Pro Forma Combined Condensed Statements of Operations. Also, excluded from the Unaudited Pro Forma Combined Condensed Statements of Operations are any benefits which may result from the business combination with Tanon due to synergies that may be derived and the elimination of duplicate efforts.

                  The Unaudited Pro Forma Combined Condensed Statements of Operations may not be indicative of the results that actually would have occurred if the acquisition of Tanon and the investment in BarOn had been in effect on the dates indicated or which may be obtained in the future. The Unaudited Pro Forma Combined Condensed Statements of Operations should be read in conjunction with the historical financial statements and accompanying notes for the Company, Tanon and BarOn.

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         Unaudited Pro Forma Combined Condensed Statement Of Operations
                   For The Three Months Ended March 31, 1994
                    (in thousands, except per share amounts)

                                                                            Historical
                                                                  ------------------------------        Pro Forma        Pro Forma
                                                                       EAI             Tanon           Adjustments        Combined
                                                                     -------          --------         -----------       ---------
Sales........................................................        $5,377          $11,353          $    --           $16,730
Cost and Expenses
   Cost of Sales.............................................         5,062           10,383                 3(a)        15,448
   Selling, General and Administrative.......................           851              720               205(b)         1,776
   Other Expenses, Net.......................................           125              192                71(c)           388
                                                                    -------        ---------          --------         --------
          Total Costs and Expenses...........................         6,038           11,295               279           17,612
                                                                    -------         --------          --------         --------
   Net Loss..................................................       $  (661)          $   58          $   (279)         $  (882)
                                                                  =========          =======          ========         ========

Loss Per Share of Common Stock...............................        $ (.19)              --                --           $ (.14)(d)
Weighted Average Number of Common
   Stock Outstanding.........................................         3,408               --             2,905            6,313

             See accompanying Notes to Unaudited Pro Forma Combined
                      Condensed Statements of Operations.

         Unaudited Pro Forma Combined Condensed Statement Of Operations
                      For The Year Ended December 31, 1994
                    (in thousands, except per share amounts)

                                                                       Historical
                                                             ------------------------------       Pro Forma            Pro Forma
                                                                 EAI             Tanon           Adjustments           Combined
                                                             ----------        ----------        -----------          ----------
Sales ................................................       $   30,539        $   50,735        $     --             $   81,274
Cost and Expenses
   Cost of Sales .....................................           27,759            47,484                13(a)            75,256
   Selling, General and Administrative ...............            4,591             2,768               820(b)             8,179
   Nonrecurring (Expenses) Income ....................            2,400                --            (2,400)(e)               --
   Other Expenses, Net ...............................              573               638               245(c)             1,456
                                                             ----------        ----------        ----------           ----------
          Total Costs and Expenses ...................           35,323            50,890            (1,322)              84,891
                                                             ----------        ----------        ----------           ----------
   Net Loss ..........................................       $   (4,784)       $     (155)       $    1,322           $   (3,617)
                                                             ==========        ==========        ==========           ==========

Loss Per Share of Common Stock .......................       $     (.95)               --               --           $      (.45)(d)
Weighted Average Number of Common
   Stock Outstanding..................................            5,052                --            1,905                 7,957

                 See accompanying Notes to Unaudited Pro Forma
                  Combined Condensed Statements of Operations.

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Notes to Unaudited Pro Forma Combined Condensed Statements of Operations

     The Unaudited Pro Forma Combined Condensed Statements of Operations have been prepared to reflect the business combination between the Company and Tanon pursuant to the Tanon Acquisition Agreement, which was accounted for under the purchase method of accounting, and the acquisition of 25.01% of the ordinary shares of BarOn contemplated by the BarOn Stock Purchase Agreements between the Company and various shareholders of BarOn and the BarOn Investment Agreement between the Company and BarOn, which was accounted for as a purchase of a minority interest using the equity method of accounting, as if the acquisitions occurred January 1, 1994.

     The excess of the purchase price over the fair value of the net assets acquired (goodwill) in the business combination with Tanon is being amortized on a straight-line basis over a 20-year period. Further, management is assessing the estimated fair value and estimated economic lives of other acquired intangibles. To the extent such intangibles are identified, amortization expense based on their estimated useful lives will be reflected in the Company's future consolidated statements of operations.

     The excess of the purchase price over the estimated fair value of the Company's 25.01% equity interest in the net assets of BarOn has been determined to be in-process research and development with no alternative future use, and, accordingly has been charged to expense on the effective date of the BarOn Stock Purchase Agreements and the BarOn Investment Agreement (January 16,
1995). This charge, which was estimated at $6,012,000, has not been reflected in the accompanying Unaudited Pro Forma Combined Condensed Statements of Operations.

     The following is a summary of pro forma adjustments reflected in the Unaudited Pro Forma Combined Condensed Statements of Operations:

          a) Represents the increase in depreciation resulting from the adjustment to Tanon's fixed assets to reflect estimated fair value.

          b) Represents amortization of estimated goodwill which arose from the business combination with Tanon of $10,597,000 over a period of 20 years and amortization of the estimated value of acquired
             Tanon customer relationships of $1,740,000 over a period of 6 years.

          c) Represents the Company's 25.01% share of the net loss of BarOn for the period presented under the equity method of accounting.

          d) Pro forma combined loss per share amounts as presented in the accompanying unaudited Pro Forma Combined Condensed Statements of Operations are based on the combined weighted average number of shares of Common Stock of the

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             Company outstanding for each period presented, adjusted to reflect the additional 1,538,462 shares of Common Stock of the Company which were issued to Tanon shareholders at the conversion rate of a .91033 share of Common Stock of the Company for each share of Tanon Common Stock pursuant to the Tanon Acquisition Agreement, the 127,592 shares of Common Stock of the Company to be contributed to the capital of BarOn pursuant to the BarOn Investment Agreement, and the 1,239,130 shares of Common Stock of the Company issued to certain Class C Warrant holders of the Company upon exercise of their Class C Warrants in December, 1994 at $4.60 per warrant, the proceeds from which amounted to approximately $5,700,000 and were used to finance the $2,700,000 cash paid to various shareholders of BarOn pursuant to the BarOn Stock Purchase Agreements and the $3,000,000 cash contributed to the capital of BarOn pursuant to the BarOn Investment Agreement.

         e) Represents the elimination of $2,400,000 of restructuring reserve established in the fourth quarter of 1994.

     (c)     Exhibits

Exhibit
  No.     Description
- -------   ------------

99.1 The audited balance sheet of Tanon Manufacturing, Inc. as of December 31, 1994 and related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1994.

99.2     The audited balance sheet of BarOn Technologies Ltd. as of December
         31, 1994 and related statements of operations, shareholders' equity and cash flow for the year ended December 31, 1994.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   ELECTRONIC ASSOCIATES, INC.
                                   ---------------------------
                                   Registrant

                                    By:  /s/ Jonathan R. Wolter
                                         -----------------------
                                         JONATHAN R. WOLTER
                                         Treasurer and Vice President, Finance
                                         (Principal Financial and Accounting
                                         Officer)

Date:  June 8, 1995

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